PROXY CARD

“TREASURY OBLIGATIONS PORTFOLIO”

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 23, 2011

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of The Milestone Funds (the "Trust") to be held at the offices of the Trust's administrator, 450 Wireless Boulevard, Hauppauge, NY  11788 on December 23, 2011 at [10:00 a.m.], Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

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Signature

Date

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Signature (if held jointly)

Date

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Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number: “Control Number”
2. Touchtone Phone:	Simply dial toll-free “insert Touchtone #” and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

PROXY CARD

“TREASURY OBLIGATIONS PORTFOLIO”

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 23, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   Xx

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.

 To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Treasury Obligations Portfolio, a series of The Milestone Funds (the "Acquired Fund"), in exchange for shares of the Milestone Treasury Obligations Fund, a newly created series of AdvisorOne Funds (the "Acquiring Fund"), and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund.

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		FOR	AGAINST	ABSTAIN
2.	To approve a new Investment Advisory Agreement by and between, the Milestone Funds, on behalf of the Treasury Obligations Portfolio, and CLS Investments, LLC.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

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TAG ID:

“TAG ID”

CUSIP: “CUSIP”